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                                                                   Exhibit 10.21

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                          FIRST AMENDMENT TO LOAN AGREEMENT


                             Dated as of August 18, 1997


                                       Between

                   BA PARKWAY ASSOCIATES II, L.P., MCV VENTURE, LLC
                                         AND
                              CAPSTAR AP PARTNERS, L.P.
                                     as Borrower


                                         and

                            LEHMAN BROTHERS HOLDINGS INC.,
                          DOING BUSINESS AS LEHMAN CAPITAL,
                     A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.

                                      as Lender


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                          FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of August 18, 1997
(as amended, restated, replaced, supplemented or otherwise modified from time to time, this "AMENDMENT"), between LEHMAN BROTHERS HOLDINGS INC., DOING BUSINESS AS LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation having an address at Three World Financial Center, New York, New York 10285 ("LENDER") and BA PARKWAY ASSOCIATES II, L.P., a Delaware limited partnership, MCV VENTURE, LLC, a Kentucky limited liability company, and CAPSTAR AP PARTNERS, L.P., a Delaware limited partnership, having an address at 1010 Wisconsin Avenue, N.W., Washington, D.C. 20007 (collectively, "BORROWER").

                                W I T N E S S E T H :
                                - - - - - - - - - -

         WHEREAS, Lender has made a loan (the "LOAN") to BA Parkway Associates II, L.P. ("PARKWAY") in the principal sum of up to One Hundred Million and No/100 Dollars ($100,000,000), or so much thereof as may be advanced pursuant to the terms and provisions of that certain Loan Agreement dated as of August 12, 1997 between BA Parkway II, L.P. and Lender (the "LOAN AGREEMENT"), which Loan is evidenced by that certain Promissory Note dated August 12, 1997 made by BA Parkway II, L.P. to Lender (the "NOTE");

         WHEREAS, Borrower has requested that Lender make a subsequent advance of the proceeds of the Loan in the amount of Forty-Five Million Seven Hundred Fifty Thousand and No/100 Dollars ($45,750,000) (the "SUBSEQUENT ADVANCE");

         WHEREAS, in connection with the Subsequent Advance, Lender and Borrower wish to modify certain terms of the Loan Agreement as set forth herein; NOW, THEREFORE, in consideration of the covenants, agreements, representations and warranties set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

    SECTION 1.     PRINCIPAL BALANCE.

         Lender and Borrower hereby acknowledge that the total amount of the proceeds of the Loan advanced by Lender to Borrower pursuant to the terms and provisions of the Loan Agreement and the outstanding principal balance of the Loan, as of the date hereof (including the Subsequent Advance) is Fifty-Two Million Seven Hundred Fifty Thousand and No/100 Dollars ($52,750,000).


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    SECTION 2.     DEFINITIONS.

         All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

    SECTION 3.     ASSUMPTION OF LOAN AND LOAN AGREEMENT.

         MCV Venture, LLC hereby assumes all of the obligations of an Individual Borrower under the Loan Agreement and shall hereafter constitute an Individual Borrower under the Loan Agreement; provided, however that the obligations of MCV Venture, LLC thereunder and hereunder shall be limited to the Lexington Obligations as set forth in Section 3.2(jj) thereof. CapStar AP Partners, L.P., hereby assumes all of the obligations of an Individual Borrower under the Loan Agreement and the other Loan Documents, subject to the provisions of Section 3.2(jj) of the Loan Agreement, and shall hereafter constitute an Individual Borrower thereunder.

    SECTION 4.     MODIFICATION OF LOAN TERMS AND LOAN AGREEMENT.

         The terms and provisions of the Loan Agreement are hereby amended and modified as follows:

         (a)  BORROWER.  The definition of "Borrower" as set forth in Section
1.1 of the Loan Agreement is hereby amended and restated in its entirety to read and provide as follows:

         "BORROWER" shall mean collectively, BA Parkway Associates II, L.P., MCV Venture, LLC, and CapStar AP Partners, L.P., together with any Additional Borrower, and their respective successors and assigns.

         (b) LEXINGTON NOTE. Section 1.1 of the Loan Agreement is hereby amended to include the following definition immediately after the defined term "Lender":

         "LEXINGTON NOTE" shall mean that certain Promissory Note dated August ___, 1997 made by MCV Venture, LLC to Lender in the original principal amount of Twenty-Four Million and No/100 Dollars ($24,000,000), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.


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         (c)  DEFINITION OF NOTE.  The definition of "Note" as set forth in
Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read and provide as follows:

         "NOTE" shall mean, collectively, the Promissory Note and the Lexington Note; provided, however, that all references to the "Note" contained in any Loan Document other than this Agreement shall be deemed to refer solely to the Promissory Note.

         (d) PLEDGE AGREEMENTS. The defined term "Loan Documents" set forth in Section 1.1 of the Loan Agreement is hereby amended to include that certain Pledge and Security Agreement dated as of August ___, 1997 made by MCV Venture, LLC to Lender and that certain Pledge and Security Agreement dated as of August ___, 1997 made by CapStar AP Partners, L.P. to Lender, as each may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         (e) PROMISSORY NOTE. Section 1.1 of the Loan Agreement is hereby amended to include the following definition immediately after the defined term "Promus":

         "PROMISSORY NOTE" shall mean that certain Amended and Restated Promissory Note dated August ___, 1997 made by BA Parkway Associates II, L.P. and CapStar AP Partners, L.P. to Lender in the original principal amount of Seventy-Six Million and No/100 Dollars ($76,000,000) or such portion thereof as may be advanced pursuant to this Agreement, as the same may be amended, assumed, restated, replaced, supplemented or otherwise modified from time to time.

         (f) SPREAD. The definition of "Spread" as set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read and provide as follows:

         "SPREAD" shall have the meaning set forth in the Promissory Note with respect to the portion of the Loan evidenced by the Promissory Note and the meaning set forth in the Lexington Note with respect to the portion of the Loan evidenced by the Lexington Note.

         (g) THE NOTE. Section 2.1.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:


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         SECTION 2.1.3.  THE NOTE.  The Loan shall be evidenced by the
    Promissory Note and the Lexington Note, in the total principal amount of the Loan. The Note shall be entitled to the benefit of this Agreement and
    (a) the Promissory Note shall be secured by the Mortgages, the Assignments of Leases and the other Loan Documents other than such documents relating to the Lexington Property and (b) the Lexington Note shall be secured by the Mortgage, the Assignment of Leases and the other Loan Documents relating to the Lexington Property.

         (h) DETERMINATION OF INTEREST RATE. Section 2.5.2(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

         (b) Interest shall be charged and payable on the outstanding principal amount of the Loan at a rate PER ANNUM equal to the Applicable Interest Rate, but in no event to exceed the maximum rate permitted under applicable law. Subject to the terms and conditions of this SECTION 2.5.2, the Loan shall be a Eurodollar Loan and Borrower shall pay interest on the outstanding principal amount of the Loan at LIBOR plus the Spread for the applicable Interest Period. Any change in the rate of interest hereunder due to a change in the Applicable Interest Rate shall become effective as of the opening of business on the first day on which such change in the Applicable Interest Rate shall become effective. Each determination by Lender of the Applicable Interest Rate shall become effective. Each determination by Lender of the Applicable Interest Rate shall be conclusive and binding for all purposes, absent manifest error.

         (i) ASSUMPTION AND MODIFICATION OF EXISTING LOAN DOCUMENTS. Section 3.2(c)(i) of the Loan Agreement is hereby amended so that the word "Note" contained in clause (A) is replaced with the phrase "Promissory Note".

         (j) EVENT OF DEFAULT. Section 8.1(a)(xi) is hereby amended and restated in its entirety as follows:

         (xi) (A) if Promus shall not have executed and delivered to Parkway the License Agreement that Parkway has executed and delivered to Promus for execution and a copy of such fully executed License Agreement shall not have been delivered to Lender prior to the expiration of the interim period during which Parkway is authorized to continue to operate the Individual Property known as the Embassy Suites Hotel, Philadelphia, Pennsylvania as an Embassy Suites Hotel as described in that certain letter dated August 12, 1997 from Promus to Lender, as such interim period may be extended from time to time in writing by Promus, (B) if Doubletree Hotel Systems, Inc. and CapStar AP Partners, L.P. shall not have executed and delivered a License Agreement in the form previously submitted to Lender for review and approval and a copy of such fully executed License Agreement shall not have been delivered to Lender prior


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    to the expiration of the interim period during which CapStar AP, LLC is authorized to continue to operate the Individual Property known as the Doubletree Hotel, Austin, Texas as a DoubleTree Hotel as described in that certain letter dated August 14, 1997 from DoubleTree Hotels Corporation to Lender, as such interim period may be extended from time to time in writing by DoubleTree Hotels Corporation, or (C) if a default by Borrower has occurred under any Franchise Agreement and continues beyond any applicable cure period and such default permits the Franchisor thereunder to terminate such Franchise Agreement;

         (k) SCHEDULES. SCHEDULES I-VII of the Loan Agreement are hereby amended and restated in their entirety to respectively read and provide as set forth on SCHEDULES I-VII hereto.

    SECTION 5.     DEBT SERVICE RESERVE FUND.

         A portion of the Subsequent Advance in the amount of One Million Seven Hundred Fifty Thousand and No/100 Dollars ($1,750,000) (the "DEBT SERVICE RESERVE FUND") shall be retained by Lender and deposited in an account (the "DEBT SERVICE ESCROW ACCOUNT") under the sole dominion and control of Lender. Borrower hereby pledges, assigns and grants a first priority security interest in the Debt Service Reserve Fund as additional security for the payment of all sums due under the Loan and the performance of all other terms, conditions, and provisions, of the Loan Documents on Borrower's part to be paid and performed. Upon the occurrence of an Event of Default, Lender may apply such sums then present in the Debt Service Escrow Account to the payment of the Debt in any order in its sole discretion. Borrower shall have the right to the release of the funds on deposit upon the satisfaction of the following conditions precedent:

         (i) RELEASE REQUEST. Lender shall have received a written request from Borrower for the release of the entire Debt Service Reserve Fund no less than fifteen (15) days prior to the date of the requested release and in no event shall a request for the release of the Debt Service Reserve Fund be made later than thirty (30) days prior to the Outside Closing Date.


         (ii) REPRESENTATIONS AND WARRANTIES; DEFAULTS. The representations and warranties of Borrower contained in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of the release of the Debt Service Fund and, as of such date, no Default or Event of Default shall have occurred and be continuing and Borrower shall be in compliance in all material respects with all terms and conditions set forth in the Loan Agreement and in each Loan Document on Borrower's part to be observed or performed. Lender shall have received an Officer's Certificate confirming the foregoing, such certificate to be in form and substance satisfactory to Lender.


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         (iii)     DEBT SERVICE COVERAGE RATIO AND LTV RATIO.  The Debt Service
Coverage Ratio with respect to the Loan, including the Debt Service Reserve Fund, projected by Lender for the twelve (12) month period immediately following the date of the release of the Debt Service Reserve Fund shall be no less than
1.15 and the LTV Ratio as of the date of the release of the Debt Service Reserve Fund shall be no more than sixty-five percent (65%).

         (iv) MATERIAL ADVERSE CHANGE. The income and expenses of each Individual Property, the financial statements of Borrower, the occupancy rate, Leases and rent roll with respect to each Individual Property and all other features of the Loan shall be as represented to Lender and all documents and communications delivered to Lender in order to induce Lender to make the Loan shall be without material adverse change and Lender shall have received an Officer's Certificate as to the foregoing. No portion of any Individual Property shall have been damaged and not repaired to Lender's satisfaction unless a reserve or other provision for repair of such damage satisfactory to Lender has been established or made. No portion of any Individual Property shall have been taken in condemnation or other similar proceeding. No condemnation or other similar proceeding shall be pending that may materially and adversely affect any Individual Property or for which reserves or other provisions for restoration of the affected Individual Property satisfactory to Lender in its sole discretion have not been established. No structural change in the physical condition or any portion of any Individual Property shall have occurred since the date of the related structural engineering report delivered to Lender other than alterations to an Individual Property approved by Lender. No Individual Borrower, general or limited partners or members of any Individual Borrower or other Person directly or indirectly in control of, or controlled by, any Individual Borrower (other than a Non-CapStar Person with respect to which a nonconsolidation opinion reasonably satisfactory to Lender has been delivered to Lender), or tenants under any Leases deemed by Lender to be material to the security for the Loan or guarantors of any such Leases shall be the subject of any bankruptcy, reorganization or insolvency proceeding. No Individual Borrower or general or limited partner or member of any Individual Borrower (other than a Non-CapStar Person with respect to which a nonconsolidation opinion reasonably satisfactory to Lender has been delivered to Lender) shall be in default under any loan or financing provided to such Individual Borrower, general or limited partner or member, other than defaults under equipment lease financings or resulting from the failure to pay trade payables, which financings or trade payables are being disputed in good faith and do not exceed One Hundred Thousand and No/100 Dollars ($100,000) in the aggregate. No asbestos or other hazardous substances shall have been discovered at any Individual Property other than as disclosed in the related Phase I environmental report delivered to Lender and, if applicable, Phase II environmental report delivered to Lender, unless provisions for the remediation of such asbestos or other hazardous substances satisfactory to Lender in its sole discretion have been made.

         Prior to the release of the Debt Service Reserve Fund pursuant to this
SECTION 5, the Debt Service Reserve Fund shall not be included in the outstanding principal balance of the


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Loan for purposes of calculating the Debt Service Coverage Ratio or the LTV
Ratio, other than as set forth in clause (iii) above.

    SECTION 6.     MISCELLANEOUS.

         (a) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (b) NO FURTHER MODIFICATION. Except as modified and amended by this Amendment, the Loan and the Loan Agreement, the Note and the other Loan Documents shall remain unmodified and in full force and effect.

         (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
                            [NO FURTHER TEXT ON THIS PAGE]














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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                  BA PARKWAY ASSOCIATES II, L.P.


                                  By:  CapStar PA, Inc.

                                  By: /s/ John E. Plunket
                                     ----------------------------
                                     Name:  John E. Plunket
                                     Title: Vice President


                                  MCV VENTURE, LLC


                                  By:  CapStar Lexington, Inc.


                                  By: /s/ John E. Plunket
                                     ----------------------------
                                     Name:  John E. Plunket
                                     Title: Vice President


                                  CAPSTAR AP PARTNERS, L.P.


                                  By:  CapStar Austin, Inc.


                                  By: /s/ John E. Plunket
                                     ----------------------------
                                     Name:  John E. Plunket
                                     Title: Vice President

                                  =============================================

                                  LEHMAN BROTHERS HOLDINGS INC.,
                                  DOING BUSINESS AS LEHMAN CAPITAL, A DIVISION
                                  OF LEHMAN BROTHERS HOLDINGS INC.


                                  By: /s/ Michael Mazzei
                                     ----------------------------
                                     Name: Michael Mazzei
                                     Title: Managing Director














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                                                                      SCHEDULE I
                                                                      ----------

                                   RELEASE AMOUNTS
=======================================  =======================================

                   Property                           RELEASE AMOUNT
                   --------                           --------------

    ==================================           ==============================

              EMBASSY SUITES HOTEL                         $8,750,000

    1776 BENJAMIN FRANKLIN PARKWAY
    PHILADELPHIA, PENNSYLVANIA
    ==================================           ==============================

              THE VINE CENTER                              $24,000,000

    (RADISSON PLAZA HOTEL)
    369 WEST VINE STREET
    LEXINGTON, KENTUCKY
    ==================================           ==============================

              DOUBLETREE HOTEL                             $20,000,000

    6505 IH-35 NORTH
    AUSTIN, TEXAS
    ==================================           ==============================






I-1
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                                                                     SCHEDULE II


                                   REQUIRED REPAIRS


















II-1
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                                                                    SCHEDULE III
                                                                    ------------

                                INTENTIONALLY OMITTED























III-1
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                                                                     SCHEDULE IV
                                                                     -----------

                                      RENT ROLLS



















IV-1
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                                                                      SCHEDULE V
                                                                      ----------

                             LIST OF FRANCHISE AGREEMENTS

    1. Embassy Suites License Agreement between Promus Hotels, Inc., as licensor, and BA Parkway Associates II, L.P., as licensee, with respect to Embassy Suites Hotel at 1776 Benjamin Franklin Parkway, Philadelphia, Pennsylvania.

    2.        Franchise Agreement between Radisson Hotels International, Inc.
         (formerly Carlson Hospitality Group, Inc.) and MCV Venture dated October 19, 1988, as amended by First Amendment to License Agreement dated October 1, 1994, as assigned to and assumed by MCV Venture LLC by Assignment and Assumption of License Agreement dated February 28, 1997, with respect to the Radisson Plaza Hotel at 369 West Vine Street, Lexington, Kentucky.

    3. License Agreement between Doubletree Hotel Systems, Inc., as licensor, and CapStar AP Partners, L.P., as licensee, with respect to the Doubletree Hotel at 6505 IH-35 North, Austin, Texas.













V-1
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                                                                     SCHEDULE VI
                                                                     -----------

                            LIST OF MANAGEMENT AGREEMENTS

    1. Hotel Management Agreement dated as of August 12, 1997 between BA Parkway Associates II, L.P. and CapStar Management Company, L.P., with respect to the Individual Property known as the Embassy Suites Hotel, Philadelphia, Pennsylvania.

    2. Property Management and Leasing Agreement dated October 19, 1988 between MCV Venture (predecessor in interest to MCV Venture, LLC) and The Webb Companies, as amended by that certain First Amendment to Property Management and Leasing Agreement dated February 17, 1997 between MCV Venture and The Webb Companies and as further amended by that certain Second Amendment to Property Management and Leasing Agreement dated August 14, 1997 between MCV Venture, LLC and The Webb Companies, with respect to the Individual Property known as the Vine Center, Lexington, Kentucky.

    3. Hotel Management Agreement dated as of August 7, 1997 between MCV Venture, LLC and CapStar Management Company, L.P. with respect to the Individual Property known as the Vine Center, Lexington, Kentucky.

    4. Hotel Management Agreement dated as of August 14, 1997 between CapStar AP Partners, L.P. and CapStar Management Company, L.P. with respect to the Individual Property known as the Doubletree Hotel, Austin, Texas.










VI-1
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                                                                    SCHEDULE VII
                                                                    ------------

                                      LITIGATION


























VII-1